                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ___________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  February 26, 1998


                              THIOKOL CORPORATION
                   _________________________________________
             (Exact name of registrant as specified in its charter)


            Delaware                         1-6179                            36-2678716
-------------------------------      -----------------------            ---------------------
                                     (Commission File Number)              (I.R.S. Employer
(State or other jurisdiction                                            Identification Number)
 of Incorporation)


                      2475 Washington Boulevard, Ogden, Utah 84401-3498
-------------------------------------------------------------------------------
                     (Address of principal executive offices) (Zip Code)

                                        (801) 629-2000
-------------------------------------------------------------------------------
                     (Registrants' telephone number, including area code)

                                             n/a
-------------------------------------------------------------------------------
                (former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     The following exhibits are filed as part of this Report:

     No.      Exhibit
     ---      -------

     1(a)      Form of Underwriting Agreement, dated as of February 26, 1998.

     1(b) Underwriting Agreement by and among the registrant and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, ABN AMRO Incorporated, BT Alex. Brown Incorporated and First Chicago Capital Markets, Inc., dated as of February 26, 1998.

     99 Prospectus Supplement, dated as of February 26, 1998 to the prospectus contained in the registrant's registration statement on Form S-3 (Registration No. 333-01753) under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THIOKOL CORPORATION
                                         (Registrant)

                                      By:  /s/ Nicholas Iuanow
                                           ----------------------------------
                                           Nicholas Iuanow
                                           Vice President and
                                           Treasurer



Dated:  February 26, 1998

                                 EXHIBIT INDEX

1(a)  Form of Underwriting Agreement.

1(b)  Underwriting Agreement.

99    Prospectus Supplement.